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                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT is made and entered into on this 18th day of February, by and between Ted and Mary Filipowicz (hereinafter called "Lessor") and Elastic Networks, Inc., a Georgia Corporation (hereinafter called "Lessee")

WITNESSETH:

      FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements of the parties hereto contained herein, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. PREMISES LEASED.

      Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the term and upon the conditions contained herein, those certain premises (the "Premises") known as 1005 Windward Ridge Parkway, Alpharetta, Georgia 30005, containing approximately 25,000 square feet of space and shown on the floor plan labeled Exhibit 'A' attached hereto and incorporated herein by reference. The building of which the Premises are a part shall hereafter be called the "Building." No easement for light, air or view is included in the Premises or this Lease.

      2. LEASE TERM

      The term of this Lease shall commence on May 1, 2000 and end at midnight on November 30, 2003 unless earlier terminated as herein provided, said term being herein referred to as the "Lease Term" The term "Lease Year" as used in this Lease shall mean each and every twelve (12)-month period during the term of this Lease or any extension thereof, with the first such twelve (12)-month period commencing on the commencement date of this Lease.

      3. RENTAL; RENTAL ESCALATIONS; EARLY OCCUPANCY; COMMON AREA MAINTENANCE CHARGES; LATE CHARGES.

      (A) Lessee shall pay to Lessor as rental, in legal tender, at 3585 Newport Bay Drive, Alpharetta, Georgia 30005, or at such other place as Lessor shall designate in writing, a monthly rental of SIXTEEN-THOUSAND SIX HUNDRED SIXTY SIX DOLLARS AND 66/100 ($16,666.66), payable in advance on the first day of every calendar month during the Lease Term, provided, however, that the first month's rental shall be payable simultaneously with the execution of this Lease by Lessee.

      (B) During the period from February 21, 2000 through April 30, 2000 Lessee shall occupy a prorated portion of the Premises ("Temporary Space"). Lessee shall be obligated to pay rental to Lessor on a prorata basis for the period of time that Lessee occupies the Premises prior to said commencement date, said prorated rental to be $5,106 ("Temporary Rent") per month which shall be a full service rate including all rental payments, common area maintenance charges, taxes and insurance charges, utilities, and gas charges. Said prorated portion of the Premises is designated on the floor plan labeled Exhibit "B". Lessee shall have access to the Temporary Space 24-hours per day.

      Should it become apparent on or before April 15, 2000, that Lessor will not be able to vacate the Premises entirely, on or before April 30, 2000, then Lessor shall notify Lessee of such new move date and Lessee shall continue to pay rent to Lessor (using the same formula used to calculate Lessee's Original Temporary Space and Temporary Rent) for the use of Temporary Space for one additional month.

      (C) The monthly rental due hereunder for each Lease Year subsequent to the first Lease Year hereof shall be increased by an amount equal to Three (3%) percent of the rental which was due and payable for the preceding Lease Year. Rent Schedule:

May 2000 - April 2001            $8.00/sf/yr.      $16,666.66 per month
May 2001 - April 2002            $8.24/sf/yr.      $17,166.66 per month
May 2002 - April 2003            $8.49/sf/yr.      $17,687.50 per month
May 2003 - Nov. 2003             $8.74/sf/yr.      $18,208.33 per month

      (D) In addition to the rental due pursuant to Item 3 (A) herein, Lessee shall also pay to Lessor in advance on the first day of each month during the term hereof, the sum of FOUR HUNDRED TWENTY SEVEN DOLLARS AND 42/100 ($427.42) (the "Common Area Maintenance Charge") as the common area maintenance costs. For purposes of this Lease,

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common area maintenance costs shall mean the cost to Lessor of operating and maintaining the Building and shall include, but not be limited to, (i) all fees, charges and assessments of the Windward Condominium Association and the Windward Ridge Condominium Association, (ii) all water and sewer charges, (iii) all electricity charges related to exterior lighting and signage, (iv) all costs of maintaining the grounds (for purposes of this Lease, act valorem taxes and the cost of liability and casualty insurance shall not be deemed common area maintenance costs, and Lessee's obligations relative thereto are covered in a subsequent Item of this Lease). If the actual common area maintenance costs of the Building for any month exceeds the total Common Area Maintenance Charges paid by Lessee during said month, Lessee shall be obligated to pay said excess amount. If Lessee's proportionate share of the actual common area maintenance costs of the Building for any calendar year is less than the total Common Area Maintenance Charges paid by Lessee during said calendar year, then Lessor shall credit said excess amount against the next installment or installments of the Common Area Maintenance Charge owing by Lessee, or refund said excess amount to Lessee if no further Common Area Maintenance Charges are due by Lessee. If the first and/or last year of the term hereof involves less than a full calendar year, then Lessee's proportionate share of the actual common area maintenance costs of the Building shall be prorated with respect to such first and last years of this Lease.

      (E) Lessee shall be obligated to pay to Lessor a late charge with respect to any rental, Common Area Maintenance Charge or other amount due hereunder which is not paid within five (5) days of its due date, which late charge shall be in an amount equal to five (5) percent of the rental, Common Area Maintenance Charge or other amount due, and the existence of said late charge obligation shall not constitute a waiver of Lessor's right to require that all rental, Common Area Maintenance Charges and other mounts must be paid promptly when due.

      4. USE.

      The Premises shall be used as an office and/or warehouse and for no other purpose. The Premises shall in no event be used as a dwelling place by any person. Lessee shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now or hereafter in force, or which is prohibited by the standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any part thereof or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Lessee shall use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee violate any of the Rules or Regulations applicable to this Lease or cause, maintain or permit any nuisance in, on or about the Premises.

      5. POSSESSION CONDITION OF PREMISES.

      The taking of possession of the Premises by Lessee shall be conclusive evidence as against Lessee that Lessee accepts the Premises "as is" in their then existing condition and that the Premises and the Building are both in a good and satisfactory condition for the use thereof intended by Lessee.

      6. TAX AND INSURANCE.

      In addition to the rental due pursuant to Item 3(A) herein, Lessee shall also pay to Lessor in advance on the first day of each month during the term hereof, the sum of ONE THOUSAND TWO HUNDRED TWENTY NINE DOLLARS AND 16/100 ($1,229.16) (the "taxes" and "insurance" charge). If such taxes for the calendar year in which this Lease terminates are not ascertainable before payment of the last month's rental, then the amount of such taxes for the previous calendar year shall be used as a basis for determining Lessee's proportionate share of the excess taxes, and Lessor and Lessee shall make an appropriate adjustment between themselves when the actual taxes for the calendar year in which the Lease terminated are known. If the first and/or last year of the term hereof involves less than a full calendar year, then Lessee's proportionate share of said excess taxes shall be prorated with respect to such first and last years of this Lease.

      7. PARKING ARRANGEMENTS.

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      Lessor shall maintain parking facilities adjacent to the building for the purpose of accommodating Lessee and Lessee's visitors and employees. No specific parking spaces or number of parking spaces shall be assigned by Lessor to Lessee.

      8. ALTERATIONS AND IMPROVEMENTS

      Lessee will not make or suffer to be made any alterations, additions or improvements to the Premises or any part thereof, or attach any fixtures, equipment or signs thereto, without first obtaining Lessor's prior written consent thereto which written consent shall not be unreasonably denied or delayed. All nonstructural alterations, additions or improvements to the Premises or any part thereof, or attaching any fixtures, equipment or signs that cost less than $5,000.00 shall not require Landlords consent. All alterations, additions and improvements, whether temporary or permanent in character, made in or upon the Premises either by Lessee or Lessor (other than Lessee's office furniture and movable trade fixtures and equipment) shall, at the termination or expiration of this Lease, for whatever reason, become Lessor's property and shall remain on the Premises without compensation to Lessee. Lessor reserves the right to require Lessee, to return the Premises to the condition in which it was received. This may include removal of any alterations, additions or improvements that were added without Landlord's consent or repairing any damage caused by said alterations, additions or improvements.

      9. LEINS.

      Lessee shall keep the Premises, the Building and the real property upon which the Building is situated free of any liens or claims of lien arising out of work performed, materials furnished or obligations incurred by, for or at the instance of Lessee. Should any such lien or claim of lien be filed or recorded Lessee shall bond against or discharge the same within ten (10) days after receipt of a written request of Lessor to do so.

      10. HOT WATER HEATER AND HEATING AND AIR CONDITIONING EQUIPMENT; NO JANITORIAL SERVICE; TRASH AND WASTE REMOVAL.

      (A) Lessor has provided, at Lessor's expense, a hot water heater and heating and air conditioning system and equipment to service the Premises, the type, capacity and specifications of such hot water heater, heating and air conditioning system and equipment having been determined in Lessor's discretion to be adequate to serve the Premises. Lessor warrants and guarantees all hot water heater, heating, and air conditioning systems and equipment for the first 90 days of the Lease Term commencing on May 1, 2000.

      (B) Lessor agrees to pay for the cost of all water service and sewage disposal service provided to the Premises, but same shall be deemed a common area maintenance cost as contemplated by this Lease.

      (C) Except with respect to water service and sewage disposal service, Lessee shall be obligated to pay for the cost of electricity, gas, telephone service and all other utility services provided to the Premises promptly when due.

      (D) Lessor shall have no obligation to provide any cleaning or janitorial service to the Premises.

      (E) Lessee shall, at Lessee's expense, handle Lessee's own trash and waste removal from the Premises, and in such regard, Lessee agrees to engage a reputable trash removal service to provide a trash receptacle for the Premises and remove Lessee's trash and waste, the size of such receptacle to be determined by Lessee, but be subject to Lessor's approval.

      11. REPAIR AND REPLACEMENT OBLIGATIONS OF LESSOR; REPAIR OBLIGATIONS OF LESSEE.

      (A) (1) Lessor agrees to repair and maintain when needed the plumbing pipes located outside the Building which serve the Premises, the exterior walls, the roof and structural elements which affect the Premises, the exterior of the Building, the parking lot and the grounds of the real property upon which the Building is situated, unless the repairs needed are attributable to any willful act or gross neglect of Lessee or Lessee's agents, employees, licensees or invitees, in which event Lessee shall be responsible for making such repairs at Lessee's expense. All of said repair and maintenance costs incurred by Lessor shall be deemed common area maintenance costs as contemplated by this Lease.

            (2) Lessor further agrees that in the event any part of the heating and air conditioning system and equipment cannot be repaired for less than $1,000.00 (said repairs under $1,000.00 being Lessee's obligation, per incident, as provided for hereinafter),

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then Lessor agrees to pay for all of such repairs or replacement costs above
$1,000.00. Lessor also agrees to pay for any replacement costs pertaining to the plumbing pipes located outside the Building which serve the Premises, the roof and structural elements which affect the Premises. None of such replacement costs referred to in this Item 11 (A) (2) shall be deemed common area maintenance costs as contemplated by this Lease.

            (3) Except to the extent set forth hereinbefore or elsewhere in this Lease, Lessor shall have no duty to Lessee or obligation hereunder to make any repairs or improvements of any nature to the Premises, the Building or the real property upon which the building is situated. Lessee agrees to report at once in writing to Lessor any defective condition known to Lessee which Lessor may be required to repair, and failure to so report any such defective condition shall make Lessee responsible and liable for any damages resulting from the existence of any such defective condition -

      (B) Lessee agrees to keep and maintain the Premises and every part thereof, including exterior doors, exterior glass, exterior windows, and the heating and air conditioning systems and hot water heater, in good condition and make all repairs needed with respect thereto, except for Items which are Lessor's obligation pursuant to the provisions of this Lease. Lessee hereby waives any right Lessee may have to make repairs at the expense of Lessor provided by law, statute, or ordinance now or hereinafter in effect. Lessee shall be obligated, at Lessee's expense, to maintain a reasonable and customary service agreement relative to the heating and air conditioning systems and equipment which serve the Premises with a qualified company designated by Lessor and to use that company to make repairs unless another company selected by Lessee is approved by Lessor. Lessee shall promptly pay for all repair and maintenance charges pertaining to said heating and air conditioning system and equipment which are not covered by said service agreement.

      12. LIABILITY OF LESSOR AND LESSEE: LESSEE'S INSURANCE.

      (A) Lessor shall not be liable to Lessee for damage to persons or property caused by defects in the heating, air conditioning, electric, plumbing, sewer, water or other systems or apparatus or by water discharged from sprinkler systems in the Building; nor for the theft, mysterious disappearance, or loss of any property of Lessee from the Premises or any part of the Building or real property upon which the Building is situated unless such damage to persons or property was caused by Lessor's gross negligence or willful misconduct. Also, Lessor shall not be liable, responsible or in any way accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Lessee or by any person who may at any time be using or occupying or visiting the Premises or the Building or be in, on or about the same, unless such loss, injury, death or damage shall be caused by or arise out of the gross negligence or willful act of Lessor.

      (B) Lessee shall forever indemnify, defend, hold and save Lessor free and harmless of, from and against any and all claims, liabilities, actions, expenses, losses or damages whatsoever, including reasonable attorney's fees, on account of or in connection with the use or occupancy of the Premises or the Building or the real property upon which the Building is situated by Lessee or any agent, employee, licensee or invitee of Lessee, except those arising by reason of the negligence or willful act of Lessor. Lessee hereby waives all claims against Lessor for damages to the furniture, furnishings and other property of Lessee in, upon or about the Premises, the Building, or the real property upon which the Building is situated, from any cause arising at any time, except those arising by reason of the gross negligence or willful act of Lessor. Lessee shall during the term of this Lease and any extension or renewal thereof, at Lessee's expense, maintain in full force and effect a comprehensive liability insurance policy with limits of at least $500,000.00 per person and $1,000,000.00 per occurrence, and property damage limits of at least $100,000.00, naming Lessee as the insured thereunder. Upon request of Lessor from time to time, Lessee shall provide Lessor with proof of the existence of said insurance coverage and proof that all premiums due relative thereto have been paid.

      13. ASSIGNMENT AND SUBLETTING

      (A) Lessee shall not, without first procuring the prior written consent of Lessor which written consent shall not be unreasonably denied or delayed, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein or sublet the Premises, or any part thereof, or permit the use of the Premises by any person other than an agent, employee, licensee or invitee of Lessee

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      (B) If Lessee is a corporation and at any time during the term of this
Lease shares of Lessee shall be issued or transferred so as to result in a change in the effective voting control of Lessee as same exists as of the date of execution hereof, such occurrence shall be deemed to constitute an assignment of this Lease which shall not require Lessor's prior written consent unless said change in voting control will produce an assignee of lesser value or credit worthiness than Lessee. Lessee shall give Lessor written notice of any change in control immediately upon time occurrence thereof.

      (C) No consent by Lessor to any assignment or subletting shall relieve Lessee of liability or responsibility hereunder. Any further or subsequent assignment or subletting shall require a separate written consent hereunder.

      14. SUBORDINATION OF LEASE ESTOPPEL CERTIFICATE

      (A) The rights of Lessee under this Lease shall be and are subject and subordinate at all times to the lien of any and all mortgages, security deeds, deeds to secure debt or loan deeds in any amount or amounts whatsoever now or hereafter placed on Lessor's interest in the Building and to all advances made or hereafter to be made upon the security thereof, Although such subordination shall be self-operative, Lessee shall execute such further instruments confirming such subordination as may be requested by Lessor. If any such mortgage, security deed, deed to secure debt or loan deed shall be foreclosed, upon request of the mortgagee or the purchaser on foreclosure, Lessee will attorn to the purchaser on foreclosure sale thereunder (or purchaser by deed in lieu of foreclosure) and will execute such instruments as may be necessary or appropriate to evidence such attornment.

      (B) Within ten (10) days after request therefor by Lessor, Lessee agrees to execute and deliver in recordable form, an estoppel certificate addressed to Lessor or to any mortgagee or proposed mortgagee or purchaser of the Premises or the Building or grantee of any security deed thereon or any part thereof, certifying (if such be the case) that this Lease has not been modified and is in full force and effect (and if there has been a modification hereof that the same is in full force and effect as modified and stating the terms of such modification); that there are no defenses or offsets against the enforcement hereof or stating those claimed by Lessee; and stating the date to which all rents and other charges are paid. Such certificate shall also include such other information as may reasonably be required by the mortgagee, grantee or Lessor.

      15. INSPECTIONS.

      Either Lessor or Lessor's authorized agent may enter the Premises at any reasonable hour to (a) inspect the Premises, (b) exhibit the Premises to a prospective purchaser or tenants, (c) determine whether Lessee is complying with all Lessee's obligations hereunder, and/or (d) make repairs required of Lessor under the terms hereof or repairs to any adjoining space or make repairs, alterations or additions to any other portion of the Building, provided, however, that all such work shall be done as promptly as reasonably possible, and except in the case of an emergency, every effort shall be made by Lessor to minimize any interference with Lessee's business.

      16. DESTRUCTION OR DAMAGE.

      (A) If the Premises or the Building are damaged or destroyed by fire or other casualty and the reasonable cost of repairing such damage is in the amount of $25,000.00 or less, then Lessor shall have the obligation to repair same. Provided the casualty is not the result of negligence or acts on the part of Lessee or Lessee's agents, employees or invitees, then a proportionate reduction in rent shall be allowed to Lessee for such part of the Premises as shall be rendered unusable by Lessee in the conduct of Lessee's business, and upon the substantial completion by Lessor of the repair work necessary to make usable said damaged portion of the Premises, the full rental shall again be due and payable.

      (B) If the Premises or the Building are damaged or destroyed by fire or other casualty, and the reasonable cost of repairing such damage is in excess of $25,000.00, then Lessor shall have no obligation to repair same, but shall have the option of electing to make the repairs or not make the repairs. If Lessor does not commence making the repairs within ninety (90) days from the date of the occurrence of such fire or other casualty, then at the Option of Lessee, evidenced by written notice given to Lessor within ten (10) days from the expiration of said ninety (90) day period, this Lease may be terminated. In the event that Lessor elects not to make such repairs, then this Lease shall be deemed to have terminated as of the date of the occurrence of said casualty. In the event that Lessor elects to repair the damage, and provided the casualty is not the result of negligence or acts on the part of Lessee or Lessee's agents, employees or invitees, then a proportionate reduction in rent shall be allowed to Lessee for such part of the Premises as shall be rendered unusable by Lessee in the conduct of Lessee's business, and upon the substantial completion by Lessor of the repair work necessary to make usable said damaged portion of the Premises, the full rental shall again be due and payable.

      17. CONDEMNATION.

      If the whole of the Building and/or the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events, the term hereby granted shall cease from the time when possession thereof is taken by the public authority, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by the condemnation from the condemnor. It is further understood and agreed that neither Lessor nor Lessee shall have any rights in any award made to the other by any condemnation authority.

      18. PEACEFUL POSSESSION

      So long as Lessee shall observe and perform the covenants and agreements binding upon it hereunder, Lessee shall at all times during the term of this Lease peacefully and quietly have and enjoy possession of the Premises.

      19. HOLDING OVER.

      If Lessee remains in possession of the Premises after the expiration of the term of this Lease, without Lessor's acquiescence and without any express agreement of the parties, Lessee shall be a tenant at sufferance at a rental rate and Commnon Area Maintenance Charge equal to 150% of the rental rate, Common Area Maintenance Charge, and Taxes and Insurance in effect at the end of this Lease

      20. CONDITION OF PREMISES AT TERMINATION OF LEASE LESSEE'S

      (A) At the end of the term of this Lease, Lessee agrees to surrender to Lessor the Premises and all alterations, additions and improvements thereto in the same condition as when received or as improved hereafter to the extent authorized by Lessor in this Lease or otherwise authorized by Lessor hereafter, ordinary wear and tear excepted.

      (B) Lessee shall, on or before the termination of this Lease, remove all of its movable personal property from the Premises and surrender the Premises and the keys thereto to Lessor. If Lessee fails to remove such property from the Premises on or before the termination of this Lease, Lessor may remove and immediately dispose of such property in the manner set forth below

      (C) Lessee hereby irrevocably appoints Lessor as agent and attorney in fact of Lessee to enter upon the Premises upon any termination or expiration of the Lease Term, and to remove any personal property situated upon the Premises and place such property in storage for the account of and at the expense of Lessee. In the event that Lessee does not claim such property within thirty (30) days from the date same has been placed in storage, then Lessor may sell any or all of such property at public or private sale in such manner and at such times and places as Lessor, in Lessor's sole discretion, may deem proper without notice to Lessee or any demand upon Lessee for the payment of any part of such charges or the removal of any of such property, and shall apply the proceeds of such sale: first, to the cost and expenses of such sale, including reasonable attorney's fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third, to the payment of any such sums of money which may then or thereafter be due to Lessor from Lessee under any of the terms hereof; and fourth, the balance, if any, to Lessee. Lessee hereby waives all claims for damages that may be caused by Lessor's reentering and taking possession of the Premises or removing and storing furniture or property, as herein provided, and will save Lessor harmless from loss, costs or damages occasioned Lessor thereby, and no such re-entry shall be considered to be a forcible entry.

      21. SECURITY DEPOSIT

      Simultaneously with the execution of this Lease by Lessee, Lessee has remitted to Lessor the sum of SIXTEEN THOUSAND SIX HUNDRED SIXTY SIX DOLLARS AND 66/100 ($16,666.66) as a security deposit to insure the performance by Lessee of all the terms, covenants and conditions of this Lease upon Lessee's part to be performed. Said security deposit shall be returned to Lessee with no interest thereon within thirty (30) days after the expiration of the Lease Term, provided Lessee has fully performed all of Lessee's obligations hereunder. Lessor shall have the right to apply any part of said security deposit to cure any default of Lessee hereunder and if Lessor does so, Lessee shall upon demand deposit with Lessor the amount so applied so that Lessor shall have the aforementioned required security deposit on hand at all times during the Lease Term. In the event of a sale or a lease of the Building subject to this Lease, or an assignment of this Lease by Lessor, Lessor may transfer the security deposit held. by Lessor to the vendee or assignee, and Lessor shall thereupon be released from all liability for the return of such security deposit to Lessee, and Lessee shall look to the new lessor solely for the return of said security deposit. The security deposit under this Lease shall not be assigned or encumbered by Lessee without the prior written consent of Lessor, which consent may be withheld for any reason whatsoever

      22. DEFAULT-REMEDIES,

      (A) The following shall constitute Events of Default by Lessee hereunder:

            (1) Failure by Lessee to pay any rent or other sum payable hereunder when due and the continuation of such default for a period of five (5) days after receipt of written notice of such default from Lessor.

            (2) Default by Lessee in the observance or performance of any of the other terms, covenants, agreements or conditions contained herein (other than payment of rent or another sum due and payable hereunder) or in the Rules and Regulations incorporated herein and the continuation of such default for a period of thirty (30) days after receipt of written notice of such default from Lessor.

            (3) Filing by Lessee or any guarantor with respect to this Lease of a voluntary petition in bankruptcy or a voluntary petition or answer seeking organization, arrangement or readjustment of its debts or for any other relief under the Bankruptcy Act, as amended, or under any other insolvency act or law, state Or federal, now or hereafter existing or any action by the Lessee or any guarantor with respect to this Lease indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by the Lessee or any guarantor with respect to this Lease for the appointment of a receiver or trustee of the Lessee or any guarantor with respect to this Lease or for all or a substantial part of Lessor's property; the making by the Lessee or any guarantor with respect to this Lease of any assignment for the benefit of Lessor's creditors

            (4) The filing of any involuntary petition in bankruptcy against the Lessee or any guarantor with respect to this Lease, or the involuntary appointment of a receiver or trustee of the Lessee or any guarantor with respect to this Lease for all or a substantial part of its property; or the issuance of attachment, execution or other similar process against a substantial part of the property of the Lessee or any guarantor with respect to this Lease, and the continuation of any of such for a period of thirty (30) days undismissed, unbonded or undischarged.

      (B) Upon the occurrence or existence of any Event of Default by Lessee, Lessor shall have the option to exercise any or all of the following remedies:

            (1) Terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor, but if Lessee shall fail to do so, Lessor may (after compliance with all dispossessory procedures required by applicable law), without further notice and without prejudice to any other remedy Lessor may have for possession or arrearages in rent or damages for breach of contract, enter upon the Premises and expel or remove Lessee and Lessee's effects, by force if necessary, without being liable for trespass or any claim for damages therefor; in the event of such termination, Lessor may, at his option, declare the entire amount of the rent which would become due and payable during the remainder of the term of this Lease to be due and payable immediately, in which event, Lessee agrees to pay the same at once, together with all rents theretofore due; provided, however, that such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the said term Upon making such payment, Lessee shall receive from Lessor all rents received by Lessor from other lessees on account of said Premises during the term of this Lease, provided, however, that the monies to which the Lessee shall become entitled shall in no event exceed the entire amount payable by Lessee to Lessor under the preceding sentence of this subparagraph.

            (2) Enter the Premises as the agent of the Lessee, without terminating this Lease (after compliance with all dispossessory procedures required by applicable law), by force if necessary, without being liable for any claim of trespass or for damages therefor, and relet the Premises as the agent of the Lessee, and receive the rent therefor, and the Lessee shall pay the Lessor any and all rental due hereunder not obtained by Lessor as a result of reletting, including any deficiency that may arise by reason of such reletting, together with Lessor's expenses incurred in such reletting, on demand at any time and from time to time.

            (3) The foregoing remedies of Lessor shall not be exclusive but shall be cumulative and in addition to all other remedies now or hereafter allowed by law or elsewhere provided for.

      C. In the event of default by Lessor in the observance or performance of any of the terms, covenants. agreements or conditions contained herein and the continuation of such default for a period of thirty (30) days after receipt of written notice of such default from Lessee, and Lessor has not commenced to cure within the thirty (30) day notice period. Lessee may exercise any and all rights and remedies available to Lessee under Georgia law.

      23. RULES AND REGULATIONS.

      Lessee agrees to observe, perform and comply with the following rules and regulations and with all reasonable rules and regulations relative to the Premises and the Building which Lessor may hereafter from time to time adopt and promulgate for the government and management of the Premises and the Building, Lessee hereby acknowledging and agreeing that any such reasonable rules and regulations hereafter adopted and promulgated by Lessor shall be deemed incorporated herein and made a part of this Lease:

      (A) The sidewalks, entry passages, and stairways shall not be obstructed by Lessee or used by it for other than those of ingress and egress. No toilet or other water apparatus shall be used for any other purpose than those for which it was constructed, and no trash, rubbish, or other obstructing substances shall be placed therein.

      (B) No advertisement, sign or other notice shall be inscribed, painted or affixed on any part of the outside of the Premises or the Building, except as permitted by Lessor, which signs, etc. shall be of such order, size and style, and at such places as shall be designated by Lessor.

      (C) Window shades, blinds or curtains of a uniform color and pattern only shall be used throughout the Building to give uniform color exposure through exterior windows.

      (D) No alterations be made to any part of the Premises by pulling up or changing any doors or windows, nor shall any connection be made to the electric wires or electric fixtures without the consent in writing on each occasion of Lessor or his authorized agent which written consent shall not be unreasonably denied or delayed. Any electrical wiring must be performed by an electrical approved by Lessor in accordance with all local and federal codes. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired by Lessee and put in order under the direction and to the satisfaction of the Lessor or his authorized agent, and shall be left whole and in good repair.

      (E) Lessee shall not injure, overload or deface the Building, the woodwork or the walls of the Premises, nor carry on upon the Premises any noxious, noisy or offensive business.

      (F) Lessor in all cases retains the right to approve the weight per square foot and position of heavy articles including, but not limited to, iron sates, printing equipment, computer and duplicating equipment or air compressors.

      24. LESSEE'S SIGN.

      Lessee shall have the option to install building signage on the Building, at their sole cost and expense. In addition to the building standard signage Lessee shall have the option to install a monument sign, at their sole cost and expense. Any such sign shall comply with the requirements of the Windward Association's signage regulations and must be removed by tenant when tenant vacates the Premises. Any sign located on the exterior of the premises shall be submitted to Lessor for approval. Said approval shall not be unreasonably withheld, delayed or denied.

      25. NOTICES.

      (A) All notices and demands permitted or required to be given by either party to the other hereunder shall be made in writing and either be hand delivered or deposited in the United States mail, certified or registered-postage prepaid and addressed as follows:

            (1) To Lessee at: 6120 Windward Parkway, Suite 100, Alpharetta, Georgia 30005, Attn: Pat Romeo and to the Premises, or to such other place as Lessee may from time to time designate in a written notice to Lessor;

            (2) To Lessor at: 3585 Newport Bay Drive, Alpharetta, Georgia 30005, or at such other place as Lessor may from time to time designate in a written notice to Lessee.

      (B) In the event any such written notice is hand delivered, then same shall be deemed received when delivered to the recipient or to the address of the recipient, whichever first Occurs; In the event any such written notice is faxed, then same shall be deemed received when received at the specified address; and in the event any such written notice is mailed through the United States Mail, then same shall be deemed received three (3) days following the date said written notice has been deposited in the mail,

      (C) Lessee hereby appoints as Lessee's agent to receive the service of all dispossessory proceedings and warrants or warrants or proceedings in lieu of dispossessory proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and if no person shall be in charge of or occupying the Premises, then such service may be made by attaching the same on or to the main entrance of the Premises.

      26. ATTORNEY'S FEES AND HOMESTEAD.

      If any rent or other amount owning under this Lease by Lessee is collected by or through an attorney at law, then Lessee agrees to pay an additional fifteen (15%) percent thereof as attorney's fees. Lessor shall make reasonable efforts to collect such rents or other amounts before hiring an attorney. Lessee waives all homestead rights and exemptions which Lessee may have under any State or Federal law or statute as against any obligation due and owing by Lessee hereunder. Furthermore, Lessee hereby assigns to Lessor all such homestead rights and exemptions of Lessee.

      27. LESSOR'S AUTHORITY

      In the event that the Lessor and Lessee are involved in any litigation regarding the performance of any of their obligations under this lease, the unsuccessful party by final order, decree or judgment in such litigation by a court of competent jurisdiction shall reimburse the successful party for all reasonable legal fees and expenses incurred by such successful party in connection with obtaining such final order, decree or judgment. Furthermore, in the event of a sale by Lessor of Lessor's ownership interest in and to said real property, Lessor shall be relieved and released from all of Lessor's agreements and obligations hereunder accruing subsequent to the date of said sale.

      28. LESSEE'S AUTHORITY

      The person or persons who execute this Lease in behalf of Lessee personally represent and warrant to Lessor that Lessee is a duly created and validly existing corporation under the laws of the State of Delaware, that Lessee has full right, power and authority to enter into this Lease, and that the person or persons signing this Lease in behalf of Lessee are authorized to do so. Any dispute between Lessee and Lessor shall be resolved in the state of Georgia in accordance with Georgia law.

      29. BROKERAGE

      Lessor and Lessee hereby warrant that The Windsor Realty Group has represented the Lessee in this transaction and Real Estate Resources, Inc., has represented the Lessor in this transaction. No other broker has been involved or is due any commission. Both the Lessor and Lessee's representative shall be paid a commission by the Lessor as described in the attached commission agreement.

      30. LESSOR TO FURNISH LEASEHOLD IMPROVEMENTS TO PREMISES OBLIGATIONS OF LESSEE AND LESSOR REGARDING LEASEHOLD IMPROVEMENTS

      Lessee shall take the Premises in AS IS condition with die exception of any damage caused by Lessor while vacating the Premises. Any such damage shall be repaired within thirty (30) days of the Lease Commencement.

      31. LESSEE'S COMPLIANCE WITH CERTAIN RESTRICTIONS.

      Lessee agrees to at all times comply with the provisions of that certain Supplemental Declaration of Protective Covenants, Restrictions and Easements For The Commercial Area Of Windward and Windward Ridge.

      32. FURNITURE AND FIXTURES

      Lessor shall lease to Lessee the office furniture defined in Exhibit "C". The lease rate for this furniture shall be $0.50 times the rentable square feet In the office area ($.50 x 10,000). Payments shall be made along with rent and other payments in advance on the first of each month in equal installments of $416.66.

      Lessor shall lease to Lessee five (5) runs of shelving located in the warehouse and defined in Exhibit "C". The lease rate for the shelves shall be $0.25 times the rentable square feet in the warehouse area ($.25 x 15,000). Payments shall be made along with rent and other payments in advance on the first of each month in equal installments of $312.50.

Lessee shall pay simultaneously with the execution of this Lease, a "Furniture Security Deposit" equal to $729.16. The purpose of this deposit is to ensure that at the end of the term, the furniture is returned to the Lessor in the same condition as it was received, normal wear and tear accepted. Said deposit shall be refunded under the same terms and conditions as the Security Deposit.

      33. RENEWAL TERM.

      Lessee shall have the option upon ninety (90) days prior written notice to renew this Lease for two (2) additional one (1) year terms. The base rent for the renewal term shall be the lesser of Twelve Dollars ($12.00) per square foot per year, and the then prevailing market rate for comparable space in the Alpharetta/North Fulton single story office market.

      34. MISCELLANEOUS.

      (A) The words Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter and words used in the neuter include the masculine and feminine, If there be more than one Lessee, the obligations hereunder of the Lessees shall be joint and several in nature.

      (B) Time is of the essence of this Lease and each and all of its provisions.

      (C) The provisions contained in this Lease shall be binding upon, and shall inure to the benefit of, Lessor and Lessee and their respective heirs, executors, administrators, legal representatives, successors and assigns,

      (E) This Lease is made and entered into in the State of Georgia, relates to premises located and duties to be performed in the State of Georgia, and shall in all respects be interpreted in accordance with the laws of the State of Georgia.

      (F) Any diminution or shutting off of light or air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Lessor.

      (G) This Lease represents the entire understanding and agreement between the parties hereto relating to the subject matter hereof, and no prior agreements, representations. warranties, promises or inducements not contained herein shall be binding on any party hereto.

      (H) If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease shall remain valid and enforceable,

      (I) No failure or delay of Lessor to exercise any right or power of Lessor herein or to insist upon strict compliance by Lessee of any obligation imposed upon Lessee herein, and no course of dealing or custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Lessor or Lessor's right to demand strict compliance with the terms hereof by Lessee.

      IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals on the day and year first above written.

                                PAMELA M. DELZELL
                       MY COMMISSION EXPIRES MARCH 2, 2003
                            FORSYTHE COUNTY, GEORGIA
                                  NOTARY PUBLIC

Signed, sealed and delivered in the presence of:   LESSOR:

/s/ Pamela M. Delzell                              /s/ Ted Filipowicz
---------------------------                        -----------------------------
                                                   TED or MARY FILIPOWICZ


Signed, sealed and delivered in the presence of:   LESSEE:

---------------------------                           --------------------------
                                                   By: /s/ Kevin Elop
                                                      --------------------------
                                                       Kevin Elop,
                                                       Treasurer